Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2015
Advances from Federal Home Loan Banks [Abstract]
Federal Home Loan Bank Advances
Federal Home Loan Bank Advances

The portfolio of Federal Home Loan Bank advances includes floating rate short-term daily adjustable advances, short-term fixed rate advances, long-term LIBOR adjustable advances and long-term fixed rate advances. The following is a breakdown of the advances outstanding.

	December 31,
	2015		2014		2013
	Amount	Weighted Average Rate	Amount	Weighted Average Rate	Amount	Weighted Average Rate
	(Dollars in millions)
Short-term floating rate daily adjustable advances	$—	—%	$—	—%	$216	0.50%
Short-term fixed rate term advances	2,116	0.32%	214	0.26%	772	0.30%
Long-term LIBOR adjustable advances	825	0.70%	—	—%	—	—%
Long-term fixed rate advances	600	1.37%	300	1.36%	—	—%
Total	$3,541	0.59%	$514	0.90%	$988	0.34%

The Company settled $375 million in long-term fixed rate Federal Home Loan Bank advances during the fourth quarter 2015, which resulted in a gain on extinguishment of debt of $3 million, included in other noninterest income.

The Company settled $2.9 billion in higher cost long-term Federal Home Loan Bank advances during the fourth quarter 2013, which resulted in a loss on extinguishment of debt of $178 million.

At December 31, 2015, the Company had the authority and approval from the Federal Home Loan Bank to utilize a line of credit of up to $7.0 billion and the Company may access that line to the extent that collateral is provided. At December 31, 2015, the Company had $3.5 billion of advances outstanding and an additional $0.5 billion of collateralized borrowing capacity available at Federal Home Loan Bank. The advances can be collateralized by non-delinquent single-family residential first mortgage loans, loans with government guarantees, certain other loans and investment securities.

At December 31, 2015, $825 million of the outstanding advances were adjustable rate based on the three month LIBOR index. Interest rates on these advances reset every three months and the advances may be prepaid without penalty, with notification at scheduled three month intervals after an initial 12 month lockout period. The outstanding advances included $825 million in a cash flow hedge relationship as discussed in Note 11.

The following table highlights the Company’s Federal Home Loan Bank advances for the years ending December 31, 2015, 2014 and 2013.

	For the Years Ended December 31,
	2015	2014	2013
	(Dollars in millions)
Maximum outstanding at any month end	$3,541	$1,300	$2,908
Average outstanding balance	1,811	939	2,915
Average remaining borrowing capacity	1,611	1,947	735
Weighted-average interest rate	1.00%	0.23%	3.22%

The following table outlines the Company’s Federal Home Loan Bank advance final maturity dates as of December 31, 2015.

December 31, 2015
(Dollars in millions)
2016	$2,291
2017	50
2018	125
2019	—
Thereafter	1,075
Total	$3,541

The Company is required to maintain a minimum amount of qualifying collateral. In the event of default, the Federal Home Loan Bank advance is similar to a secured borrowing, whereby the Federal Home Loan Bank has the right to sell the pledged collateral to settle the fair value of the outstanding advances.